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                                                                   Exhibit 10.11

                              AMENDMENT NO. 1 TO
               AMENDED AND RESTATED EMPLOYMENT, CONFIDENTIALITY,
                    NON-COMPETITION AND SEVERANCE AGREEMENT
                    ---------------------------------------

                  THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT, CONFIDENTIALITY, NON-COMPETITION AND SEVERANCE AGREEMENT (this "Amendment"), dated as of May 15, 2000, is made and entered into by and between AmericasDoctor.com, Inc., a Delaware corporation (the "Company"), and David R. Adamoli ("Executive").

                  WHEREAS, the Company and the Executive have previously entered into that certain Amended and Restated Employment, Confidentiality, Non-Competition and Severance Agreement, dated as of January 6, 2000 (the "Agreement"); and

                  WHEREAS, the Company and Executive each desires to amend the provisions of the Agreement as provided in paragraph 2 of this Amendment.

                  NOW, THEREFORE, the Company and the Executive agree as follows:

                  1.     Definitions. Terms used with initial capitals but not
                         -----------
defined in this Amendment are used as defined in the Agreement.

                  2.     Amendments to Agreement. Section 9(a)(iii) of the
                         -----------------------
Agreement is hereby amended and restated to read in its entirety as follows:

                  "(iii) notwithstanding anything to the contrary in the Executive's stock option agreement(s) or certificate(s) or in the stock option plan(s) under which Executive's stock options were granted, (A) a number of Executive's stock options granted on or prior to the date of this Agreement (but not any stock options granted after the date of this Agreement) that would have vested during the one-year period following the date of Involuntary Termination shall immediately become vested and exercisable, (B) Executive shall have the right to exercise any and all vested stock options granted on or prior to the date of this Agreement at any time no later than 90 days after the expiration of the Payment Period (C) all of Executive's stock options granted after the date of this Agreement shall cease to vest on the date of the Involuntary Termination and (D) Executive shall have the right to exercise any and all vested stock options granted after the date of this Agreement at any time not later than 90 days after the date of the Involuntary Termination."

                  2.     No Other Amendment; Waiver. In no event shall this
                         --------------------------
Amendment constitute the amendment of any provision of the Agreement other than as set forth in Section 1 above, nor shall it constitute any waiver of any of the Company's or Executive's other rights thereunder.
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                  3.     Counterparts. This Amendment may be executed in any
                         ------------
number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

                  4.     Governing Law; Successors and Assigns. This Amendment
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is governed by, and be construed and enforced in accordance with, the internal laws of the State of Illinois and shall be binding upon the Company and the Executive and their respective successors and assigns.


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                  IN WITNESS WHEREOF, the Company and the Executive have
executed this Amendment as of the date first above written.


                                    AMERICASDOCTOR.COM, INC.


                                          /s/ Steven M. Rauscher
                                    -------------------------------------------
                                    By:   Steven M. Rauscher
                                    Its:  Chief Executive Officer and Assistant
                                          Secretary



                                    /s/ David R. Adamoli
                                    -------------------------------------------
                                    David R. Adamoli